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                                                                     EXHIBIT 23B

                         CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Information Resource Engineering, Inc.:

We consent to the use of our reports incorporated herein by reference.


Baltimore, Maryland                         /s/ KPMG LLP
November 30, 1999